Fourth Quarter 2017 Earnings NASDAQ Global Select Market: UBNK Create Your Balance

2 NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. Forward Looking Statements

3 NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer and President Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4 NASDAQ: UBNK Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Shared Services 12 Financial Highlights 13

5 NASDAQ: UBNK Branch Network · 3rd largest public bank headquartered in CT with $7.11 billion in assets · 53 Branches located in Central CT and Western MA · #4 market share in combined Hartford / Springfield MSA · $95 million in average deposits per branch (6/30/17 Branch level reporting; Source: FDIC Summary of Deposits Report)

6 NASDAQ: UBNK Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Markets Population Population 35- 54 Average HHI Median Age Hartford MSA 1,209,666 314,305 99,183 41 Springfield MSA 634,548 150,871 74,794 38 Worcester MSA 941,096 252,449 90,066 40 New Haven County 857,654 222,167 88,804 40 Fairfield County 954,291 261,415 140,792 40 Total 4,597,255 1,201,207 100,236 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population Main Operational Markets Opportunity Markets NOTE: Data sourced from SNL analysis as of January 2018

Management Team and Ownership

Name	Title/Function	Years in Industry/Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer & President	29/7	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	14/7	FDIC, Fitch Ratings, Alliance Bernstein
Dena M. Hall	Chief Marketing Officer	21/13	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resources Officer	34/4	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	30/12	National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	27/5	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	32/4	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	32/2	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	26/6	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 531,810 shares of stock and options*
- UBNK management owns 1,287,881 shares of stock and options*
- UBNK Non-Executive Officer Directors own 544,865 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/16.

united financial bancorp, inc.

NASDAQ: UBNK

7

8 NASDAQ: UBNK Four Key Objectives Objective Progress 1. Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) YoY total deposit growth of 10.3% vs. 9.0% for loans receivable and 7.0% for interest-earning assets; (b) YoY non-interest bearing deposit growth of 10.0%; (c) YoY capital growth of 5.7% 2. Re-Mix cash flows into better yielding risk adjusted return on assets with lower funding costs relative to peers. (a) NIM increased 5bps YoY and decreased 2bps QoQ; (b) Growth focused on C&I, OOCRE, and Home Equity, which increased YoY 16.0%, 7.0%, and 8.6%, respectively. 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) Non-Interest Expense/Average Assets (NIE/AA) at 2.12% annualized in 4Q17 with 63.4% efficiency ratio while making continued strategic investments in Information Technology and Project Management 4. Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) Increased revenue YoY; (b) TBV/share increased 6.7% YoY; (c) Increased service charges and fees YoY; (d) 4Q17 annualized dividend yield of 2.64%

9 NASDAQ: UBNK Consumer Banking Diverse products designed to meet the needs of our consumer customers. Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth • Mortgage Sales team originated $589.2 million of residential mortgage loans in 2017. Participate in secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships with growth in Home Equity and lines of credit. • United Northeast Financial Advisors serving over 50 banking offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine division. ($2.12 Bn, or 40% of loans)

10 NASDAQ: UBNK Wholesale Banking Robust offering of products to support commercial customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor CRE has remained essentially flat for four quarters. Regional CRE program provides geographic diversity in strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.22 Bn, or 60% of loans)

11 NASDAQ: UBNK Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,933 Million C&I & Owner Occupied CRE by Industry $1,286 Million

12 NASDAQ: UBNK Shared Services In addition to a strong and seasoned leadership team, the Company has recruited, retained and developed deeply talented teams across the organization · Significant investment in Information Technology resources to provide leadership for effective strategic and tactical planning in the use of technology. Implementing the use of leading edge development methodologies and feedback loops. · Experienced Enterprise Risk and Credit Risk areas that maintain a strong, consistent culture of risk discipline. Support profitable business results using vigilance, agility, and expertise. · Strong recruiting, retention and talent development via Human Resources division. Focus on defining, attracting, and developing the right mix of critical talent to support and grow the businesses. · Deep Finance and Treasury group with talent recruited from a large and diversified set of institutions. Provide decision support for strategic and operational goals using key business drivers and parameters that impact future profit and revenue growth. Experienced and talented Tax team driving profitable tax planning.

13 NASDAQ: UBNK Financial Highlights

14 NASDAQ: UBNK Fourth Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 15,191 $ 14,550 Loan Income 949 7,298 Investment Income (21) 808 Interest Expense (847) (4,429) Net Interest Income 81 3,677 Provision 316 1,109 Net Interest Income after Provision 397 4,786 Service Charges and Fees (365) 216 Security Gains/Losses (86) (22) Bank-owned Life Insurance Income 772 1,076 Mortgage Banking (20) (1,654) Gains/Losses on Limited Partnerships (577) (736) Other (451) (470) Non-Interest Income (727) (1,590) Salaries and Benefits (747) (1,473) Service Bureau Fees (86) (302) Occupancy Expense (1,296) (1,380) Professional Fees 52 28 Marketing 76 (233) FDIC (41) (48) Other (51) (301) Non-Interest Expense (2,093) (3,709) Taxes (3,267) (4,536) Total Change (5,690) (5,049) Actual Ending Balance $ 9,501 $ 9,501

15 NASDAQ: UBNK Tangible Book Value and Dividend Return

16 NASDAQ: UBNK Swap and Mortgage Contribution to Total Revenue

17 NASDAQ: UBNK Forecast Actual Q3 2017 Actual Q4 2017 Actual FY 2017 Forecast FY 2018 Forecast FY 2019 Tax Equivalent Net Interest Margin 3.00% 2.98% 3.01% 2.98% - 3.02% 3.00% - 3.04% Loan Growth* 12.0%* 10.3%* 8.9% 9% - 11% 9% - 11% Provision / Average Gross Loans* 0.20%* 0.17%* 0.18% 0.16% - 0.18% 0.16% - 0.18% Non-Interest Income $8.1 million $7.3 million $33.4 million $36 - 38 million $38 - 40 million Non-Interest Expense $34.9 million $37.0 million $141.6 million $156 - 158 million $163 - 165 million Non-Interest Expense / Avg Assets 2.02%* 2.12%* 2.08% 2.12% - 2.15% 2.05% - 2.07% Effective Tax Rate (YTD) 12.8% 18.1% 18.1% 10% 10% Average Diluted Shares (000) 50,890 51,025 50,923 51,811 52,636 *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^ Tax Equivalent NIM forecast assumes no changes to interest rates in forecast period • Forecast supports high single to double digit earnings growth and attainment of 1.0% return on assets on a run rate basis in second half of 2019

18 NASDAQ: UBNK NIE/Average Assets/FTE Employees

Balance Sheet Trends

Balance Sheet ($ in thousands)	4Q2017	3Q2017	2Q2017	1Q2017	4Q2016	QoQ 4Q17 vs 3Q17 $ Change	QoQ 4Q17 vs 3Q17 % Change	YoY 4Q17 vs 4Q16 $ Change	YoY 4Q17 vs 4Q16 % Change
ASSETS									
Cash and cash equivalents	$ 88,668	$ 98,517	$ 74,851	$ 84,660	$ 90,944	$ (9,849)	(10.0)%	$ (2,276)	(2.5)%
Securities	1,064,385	1,081,748	1,087,176	1,089,666	1,057,449	(17,363)	(1.6)	6,936	0.7
Loans held for sale	114,073	89,419	157,487	87,031	62,517	24,654	27.6	51,556	82.5
Residential real estate	1,204,401	1,211,783	1,172,540	1,167,428	1,156,227	(7,382)	(0.6)	48,174	4.2
Home equity	583,180	561,814	538,130	516,325	536,772	21,366	3.8	46,408	8.6
Other consumer	292,781	267,921	237,708	225,317	209,393	24,860	9.3	83,388	39.8
Residential construction	40,947	39,460	46,117	49,456	53,934	1,487	3.8	(12,987)	(24.1)
Investor non-occupied CRE	1,854,459	1,777,716	1,761,940	1,697,414	1,705,319	76,743	4.3	149,140	8.7
Owner occupied CRE	445,820	442,989	429,848	433,358	416,718	2,831	0.6	29,102	7.0
Commercial business	840,312	821,372	792,918	769,153	724,557	18,940	2.3	115,755	16.0
Commercial construction (ADC)	78,083	82,688	74,980	85,533	98,794	(4,605)	(5.6)	(20,711)	(21.0)
Loans - net	5,307,678	5,174,672	5,024,532	4,913,953	4,870,552	133,006	2.6	437,126	9.0
Deferred tax asset, net	25,656	30,999	27,034	37,040	39,962	(5,343)	(17.2)	(14,306)	(35.8)
Premises and equipment, net	67,508	61,063	54,480	51,299	51,757	6,445	10.6	15,751	30.4
Intangible Assets	119,772	120,108	120,445	120,798	121,183	(336)	(0.3)	(1,411)	(1.2)
Cash surrender value of BOLI	148,300	171,300	170,144	169,007	167,823	(23,000)	(13.4)	(19,523)	(11.6)
Other Assets*	178,119	148,670	160,014	143,166	137,333	29,449	19.8	40,786	29.7
Total Assets	$ 7,114,159	$ 6,976,496	$ 6,876,163	$ 6,696,620	$ 6,599,520	$ 137,663	2.0%	$ 514,639	7.8%
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:									
Deposits:									
Non-interest-bearing	$ 778,576	$ 725,130	$ 721,917	$ 690,516	$ 708,050	$ 53,446	7.4%	$ 70,526	10.0%
Interest-bearing	4,419,645	4,427,892	4,271,562	4,099,843	4,003,122	(8,247)	(0.2)	416,523	10.4
Total Deposits	5,198,221	5,153,022	4,993,479	4,790,359	4,711,172	45,199	0.9	487,049	10.3
Mortgagors' and investor escrow accounts	7,545	9,641	15,045	10,925	13,354	(2,096)	(21.7)	(5,809)	(43.5)
FHLB advances and other borrowing	1,165,054	1,068,814	1,138,817	1,180,053	1,169,619	96,240	9.0	(4,565)	(0.4)
Accrued expenses and other liabilities	50,011	54,366	49,358	49,300	49,509	(4,355)	(8.0)	502	1.0
Total liabilities	6,420,831	6,285,843	6,196,699	6,030,637	5,943,654	134,988	2.1	477,177	8.0
Total stockholders' equity	693,328	690,653	679,464	665,983	655,866	2,675	0.4	37,462	5.7
Total liabilities and stockholders' equity	$ 7,114,159	$ 6,976,496	$ 6,876,163	$ 6,696,620	$ 6,599,520	$ 137,663	2.0%	$ 514,639	7.8%

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
19

20 NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2017Q4 2017Q3 Average balance $ 1,075 $ 1,091 Yield 3.6% 3.52 % Average Rating AA AA Actual MBS Portfolio $ 550 $ 575 Total Portfolio Duration (years) 3.7 3.6 Summary of Quarterly Securities Purchases 2017Q4 2017Q3 Average Yield 2.90% 3.43 % Average Rating AA+ AA-

21 NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2017Q4 2017Q3 2017Q2 2017Q1 2016Q4 Non-accrual loans $ 23,187 $ 24,789 $ 25,048 $ 26,376 $ 26,759 TDR - non-accruing 8,475 6,628 7,475 8,252 7,304 Total non-performing loans 31,662 31,417 32,523 34,628 34,063 OREO 2,154 2,444 1,770 1,786 1,890 Total non-performing assets $ 33,816 $ 33,861 $ 34,293 $ 36,414 $ 35,953 NPLs to total loans 0.59% 0.60% 0.64% 0.70% 0.69 % NPAs to total assets 0.48% 0.49% 0.50% 0.54% 0.54 % Net charge offs $ 1,518 $ 1,261 $ 534 $ 1,783 $ 1,641 Annualized NCOs to average loans 0.11% 0.10% 0.04% 0.14% 0.14 % Allowance for loan losses to non-performing loans 148.76% 147.59% 138.55% 125.05% 125.64 % Allowance for loan losses to total loans 0.88% 0.89% 0.89% 0.88% 0.87 % Provision for loan losses (annualized)/Average Loans 0.17% 0.20% 0.18% 0.19% 0.28%

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Glastonbury**	**CT**	**UBNK**	**288%**	**16%**	**23%**	**(6)%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	268%	(1)%	18%	(10)%
Webster Financial Corporation	Waterbury	CT	WBS	151%	16%	17%	(3)%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	248%	40%	39%	3%
Independent Bank Corp.	Rockland	MA	INDB	313%	(8)%	58%	—%
Brookline Bancorp, Inc.	Boston	MA	BRKL	356%	2%	25%	(4)%
Century Bancorp, Inc.	Medford	MA	CNBKA	36%	2%	5%	1%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	302%	26%	37%	9%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	577%	218%	123%	68%
Camden National Corporation	Camden	ME	CAC	256%	101%	31%	8%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	309%	18%	32%	(5)%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	262%	(4)%	92%	11%
Community Bank System, Inc.	De Witt	NY	CBU	104%	28%	17%	1%
NBT Bancorp Inc.	Norwich	NY	NBTB	170%	35%	23%	(2)%
Sterling Bancorp	Montebello	NY	STL	268%	42%	16%	2%
			High	577%	218%	123%	68%
			Low	36%	(8)%	5%	(10)%
			Mean	259%	37%	38%	6%
			Median	265%	22%	28%	1%
			UBNK Ranking out of 15 (ascending):	***10***	***6***	***6***	***2***

NOTE: All financial data as of September 30, 2017
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
22

23 NASDAQ: UBNK Loan and Deposit Composition Deposit Composition at December 31, 2016 Deposit Composition at December 31, 2017 Total Deposits at 12/31/16: $4.71 billion Total Deposits at 12/31/17: $5.20 billion Deposit Composition at December 31, 2015 Total Deposits at 12/31/15: $4.44 billion Loan Composition at December 31, 2015 Loan Composition at December 31, 2016 Loan Composition at December 31, 2017 Total Loans at 12/31/15: $4.61 billion Total Loans at 12/31/16: $4.90 billion Total Loans at 12/31/17: $5.34 billion

24 NASDAQ: UBNK Diversified Deposit Funding Sources $4.04 B $4.44 B $4.71 B $5.20 B Non-Interest Bearing CAGR: 9%, Interest Bearing CAGR: 9% $4.04 B $4.44 B $4.71 B $5.20 B Transaction CAGR: 20%, Non-Transaction CAGR: 5% Deposit Composition at 12/31/2017 Deposit Composition at 12/31/2016

25 NASDAQ: UBNK Non-GAAP Reconciliation Three Months Ended December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 Net Income (GAAP) $ 9,501 $ 15,191 $ 16,200 $ 13,726 $ 14,550 Non-GAAP adjustments: Non-interest income 745 (158) (95) (465) (94) Non-interest expense 536 — — — 107 Income tax expense related to tax reform 1,609 — — — — Related income tax (benefit) expense 2,074 55 33 163 (5) Net adjustment 4,964 (103) (62) (302) 8 Total non-GAAP net income $ 14,465 $ 15,088 $ 16,138 $ 13,424 $ 14,558 Net interest income (GAAP) $ 46,849 $ 46,768 $ 46,328 $ 44,297 $ 43,172 Non-interest income (GAAP) $ 7,346 $ 8,073 $ 9,476 $ 8,505 $ 8,936 Non-GAAP adjustments: Net gain on sales of securities (72) (158) (95) (457) (94) Limited partnership writedown 1,214 — — — — Loss on sale of premises and equipment 401 — — — — BOLI claim benefit (798) — — (8) — Net adjustment 745 (158) (95) (465) (94) Total non-GAAP non-interest income 8,091 7,915 9,381 8,040 8,842 Total non-GAAP net interest income 46,849 46,768 46,328 44,297 43,172 Total non-GAAP revenue $ 54,940 $ 54,683 $ 55,709 $ 52,337 $ 52,014

26 NASDAQ: UBNK Non-GAAP Reconciliation (cont.) Three Months Ended December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 Non-interest expense (GAAP) $ 37,002 $ 34,909 $ 34,979 $ 34,695 $ 33,293 Non-GAAP adjustments: Lease exit/disposal cost obligation (536) — — — — Effect of position eliminations — — — — (107) Net adjustment (536) — — — (107) Total non-GAAP non-interest expense $ 36,466 $ 34,909 $ 34,979 $ 34,695 $ 33,186 Total loans $ 5,339,983 $ 5,205,743 $ 5,054,181 $ 4,943,984 $ 4,901,714 Non-covered loans (1) (780,776) (739,376) (699,938) (691,054) (744,763) Total covered loans $ 4,559,207 $ 4,466,367 $ 4,354,243 $ 4,252,930 $ 4,156,951 Allowance for loan losses $ 47,099 $ 46,368 $ 45,062 $ 43,304 $ 42,798 Allowance for loan losses to total loans 0.88% 0.89% 0.89% 0.88% 0.87 % Allowance for loan losses to total covered loans 1.03% 1.04% 1.03% 1.02% 1.03% (1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.